Exhibit 99.1
The Special Committee of the Board of Directors of WM Technology Updates Stockholders on the Status of Non-Binding Proposal from Co-Founders Regarding Potential Take-Private
IRVINE, Calif.—(BUSINESS WIRE)—June 25, 2025— The special committee (the “Special Committee”) of the Board of Directors (the “Board”) of WM Technology, Inc. (“WM Technology” or the “Company”) (Nasdaq: MAPS), a leading technology and software infrastructure provider to the cannabis industry, today confirmed that it received a letter, dated June 23, 2025, from Douglas Francis, a founder, Chief Executive Officer and Chairman of the Board, Justin Hartfield, a founder and stockholder of WM Technology, and entities affiliated with Messrs. Francis and Hartfield, pursuant to which Messrs. Francis and Hartfield communicated that (1) due to certain external factors they must withdraw their non-binding proposal, dated December 17, 2024, to purchase all of the outstanding common stock (Class A and Class V) of WM Technology not already beneficially owned by Messrs. Francis and Hartfield for $1.70 per share of WM Technology common stock and (2) Messrs. Francis and Hartfield will continue to evaluate a transaction and may submit an alternative proposal.
There can be no assurance that Messrs. Francis and Hartfield will submit a subsequent proposal, any definitive agreement will be executed, or the proposed transaction or any other transaction will be approved or consummated. The Special Committee does not intend to comment on or disclose further developments regarding any potential transaction unless and until it deems further disclosure is appropriate or required.
The Special Committee remains committed to acting in the best interests of WM Technology and all of its stockholders.
The Special Committee has retained Evercore Group L.L.C. as its independent financial advisor and Allen Overy Shearman Sterling US LLP as its independent legal advisor.
About WM Technology
Founded in 2008, WM Technology operates Weedmaps, a leading cannabis marketplace for consumers, as well as a broad set of eCommerce and compliance software solutions for cannabis businesses and brands in U.S. state-legal markets. WM Technology holds a strong belief in the power of cannabis and the importance of enabling safe, legal access to consumers worldwide.
Over the past 16 years, the Weedmaps marketplace platform has become a premier destination for cannabis consumers to discover and browse cannabis-related products, access daily dispensary deals, order ahead for pick-up and delivery by participating retailers (where available) and learn about the plant. The Company also offers eCommerce-enablement tools designed to help cannabis retailers and brands reach consumers, create business efficiency, and manage industry-specific compliance needs.
The Company is committed to advocating for full U.S. legalization, industry-wide social equity, and continued education about the plant through key partnerships and cannabis subject matter experts.
Headquartered in Irvine, California, WM Technology supports remote and hybrid work for eligible employees. Visit us at www.weedmaps.com.
Forward-Looking Statements

This press release includes “forward-looking statements” regarding the Company’s future business expectations which involve risks and uncertainties. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, and statements regarding the Company’s expectations regarding the indication of interest received from Messrs. Francis and Hartfield and uncertainty as to the pricing, timing or terms of any transaction with Messrs. Francis and Hartfield or any other alternative transactions. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s financial and business performance, including key business metrics and any underlying assumptions thereunder; market opportunity and the Company’s ability to acquire new clients and retain existing clients; expectations and timing related to commercial product launches; success of the Company’s go-to-market strategy; the Company’s ability to scale its business and expand its offerings; the Company’s competitive advantages and growth strategies; the Company’s future capital requirements and sources and uses of cash; the Company’s ability to obtain funding for its future operations; the impact of the material weaknesses in the Company’s internal controls and ability to remediate these material weaknesses in the timing the Company anticipates, or at all; the Company’s ability to maintain its listing on the Nasdaq Stock Market LLC; the outcome of any known and unknown litigation and regulatory proceedings; changes in domestic and foreign business, market, financial, political and legal conditions; the effect of macroeconomic conditions, including but not limited to inflation, uncertain credit and global financial markets, recent and potential future disruptions in access to bank deposits or lending commitments due to bank failures and geopolitical events, including the military conflicts between Russia and Ukraine and Israel and Hamas and occurrence of a catastrophic event, including but not limited to severe weather, war, or terrorist attack; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of and changes to laws and regulations, including with respect to the cannabis industry; the Company’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; the Company’s ability to manage future growth; the Company’s ability to effectively anticipate and address changes in the end-user market in the cannabis industry; the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the Company’s ability to maintain and grow its two-sided marketplace, including its ability to acquire and retain paying clients; the Company’s ability to continue to collect on outstanding receivables; the Company’s ability to realize the expected benefits of any strategic acquisitions; the effects of competition on the Company’s future business; the Company’s success in retaining or recruiting, or changes required in, officers, key employees or directors; cyber-attacks and security vulnerabilities; the possibility that the Company may be adversely affected by other economic, business or competitive and those factors discussed in the Company’s Annual Report for the fiscal year ended December 31, 2024, on Form 10-K filed with the Securities and Exchange Commission on March 13, 2025 and in subsequent Form 10-Qs or Form 8-Ks filed by the Company with the SEC. If any of these risks materialize or these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts
Investor Relations:
investors@weedmaps.com
Media Contact:
press@weedmaps.com
3